UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2006

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50002 (Commission File No.)	52-2175896 (IRS Employer Identification No.)

Room 1301, 13/F Jubilee Centre 18 Fenwick Street Wanchai, Hong Kong
(Address of principal executive offices)

852–3104-9012

(Registrant’s telephone number)

15/F, East Wing

Sincere Insurance Building

6 Hennessy Road

Wanchai, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The registrant has restated its financial statements for the fiscal year ended December 31, 2004, and for the interim periods ended March 31, 2005, June 30, 2005 and September 30, 2005.  Accordingly, on May 9, 2006, the registrant filed an amended report on Form 10KSB/A for the fiscal year ended December 31, 2004, and on April 17, 2006, filed amended reports on Form 10QSB/A for the interim periods ended March 31, 2005, June 30, 2005 and September 30, 2005.  Each of the amended reports includes the restated financial statements for the applicable period.

In conjunction with its decision to issue restated financial statements for the periods in question, the registrant’s board of directors determined, on or about April 17, 2006, that the original financial statements for the periods in question should no longer be relied upon.  The financial statements which should no longer be relied upon include:  (i) the audited financial statements contained in the registrants report on Form 10KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission on April 15, 2005; (ii) the interim unaudited financial statements of the registrant for the period ended March 31, 2005, contained in the report on Form 10QSB filed on May 13, 2005; (iii) the interim unaudited financial statements of the registrant for the period ended June 30, 2005, contained in the report on Form 10QSB filed on August 15, 2005; and (iv) the interim unaudited financial statements of the registrant for the period ended September 30, 2005, contained in the report on Form 10QSB filed on November 14, 2005.

As discussed in the registrant’s report on Form 10KSB/A for the fiscal year ended December 31, 2004, subsequent to the initial publication of the registrant’s 2004 financial statements, management revised its estimates of certain asset and liability valuations which had a material impact on the registrant’s results of operation.  Consequently the registrant restated its financial statements to reflect those revised estimates.  The valuation placed on the issuance of stock for consulting services on October 22, 2004, was initially valued at $2,000, but was restated as $2,000,000 to reflect the same value as the sale of common stock for cash in November 2004. The effect of this change was to increase the loss for the year by $1,998,000.  The registrant also reevaluated its accounts receivable, as well as its related party receivables and payables.  An allowance for bad debts against trade receivables was made for $2,834.  Receivables from related parties of $36,346 were determined to be uncollectible.  Management also determined that a payable of $6,515 to a founding stockholder had been previously settled and booked a reduction in expenses of $2,449 and an increase in paid in capital of $4,066. Consequent to these adjustments, total assets of the Company were reduced by $39,180, total liabilities were reduced by $6,515, paid in capital was increased by $2,002,066, and net loss for the year was increased by $2,034,731, from $106,350 to $2,141,081.

As discussed in the registrant’s report on Form 10QSB/A for the period ended March 31, 2005, subsequent to the publication of the registrant’s 2004 financial statements management revised its estimates of certain asset and liability valuations and the provision of the deferred revenue which had a material impact on the 2004 and 2005 first quarter results of operations of the

Company, and consequently, the balance sheet as of December 31, 2004 and March 31, 2005. The financial statements for the period ended March 31, 2005, were restated to reflect those revised estimates.  Consequent to these adjustments, for the period ended March 31, 2005, total assets of the Company were increased by $310,820, total liabilities were increased by $493,485, paid in capital was increased by $2,002,066, and accumulated deficit was increased by $2,184,731.   Sales revenues were decreased by $500,000, cost of goods sold was decreased by $350,000, and the Company has incurred a net loss of $82,771 instead of a net profit of $67,229.

As discussed in the registrant’s report on Form 10QSB/A for the period ended June 30, 2005, subsequent to the publication of the 2004 financial statements and the deferred revenue and installation for the first half year, management revised its estimates of certain asset and liability valuations which had a material impact on the 2004 results of operations of the Company, and consequently, the balance sheet as of December 31, 2004 and June 30, 2005. The financial statements for the period ended June 30, 2005, were restated to reflect those revised estimates.   Consequent to these adjustments, total assets of the Company as of June 30, 2005 were increased by $347,166, total liabilities were increased by $500,000, paid in capital was increased by $2,002,066, and accumulated deficit was increased by $2,159,409.  Adjustments were made to the results of operations for the period ended June 30, 2005 to eliminate 2004 expenses previously reported in 2005.

As discussed in the registrant’s report on Form 10QSB/A for the period ended September 30, 2005, subsequent to the deferred revenue and installation in progress in 2005, management revised its estimates of certain asset and liability valuations. The financial statements for the period ended September 30, 2005, were restated to reflect those revised estimates.  Consequent to these adjustments, total assets of the Company were increased by $350,000, total liabilities were increased by $500,000, and accumulated deficit was increased by $150,000. Adjustments were made to the results of operations for the period ended September 30, 2005 to disclose deferred revenue in 2005.

The registrant’s board of directors discussed the matters disclosed in this filing with the registrant’s independent accountant.

On August 1, 2006, the registrant submitted a draft of this report on Form 8-K to its independent accountant, requesting a response to the statements contained therein.  A copy of the responsive letter is herewith filed as Exhibit 7.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)

The following exhibits are herewith filed:

7.1

Letter from Child, Van Wagoner and Bradshaw, PLLC, dated August 7, 2006 regarding restatement of financial statements and non-reliance on previously issued financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

By: /s/

Terence Yap

President and Director

Date: August 7, 2006